ATHENE

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Financial Supplement

Fourth Quarter 2018

December 31, 2018

Athene Holding Ltd.
Financial Supplement—December 31, 2018

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Notes to the Financial Supplement

Financial Statement Revisions
As will further be described in the footnotes to our financial statements to be included in our next annual report on Form 10-K, certain account balances presented herein as of or for the periods ended prior to October 1, 2018 have been adjusted for immaterial corrections identified during the year ended December 31, 2018. The corrections identified impacted a non-operating item related to the completeness and accuracy of data used to calculate a key input in the determination of the value of the host contract within our fixed indexed annuity liabilities and other unrelated immaterial errors. We assessed the materiality of these errors individually and in the aggregate, and concluded these errors are not material to the previously reported consolidated financial statements as a whole.

Key Operating and Non-GAAP Measures

In addition to our results presented in accordance with GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the corresponding GAAP measures. See Non-GAAP Measure Reconciliations for the appropriate reconciliations to the corresponding GAAP measures.

Adjusted Operating Income

Adjusted operating income is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation, and other expenses. Our adjusted operating income equals net income adjusted to eliminate the impact of the following (collectively, the “non-operating adjustments”):

•
Investment Gains (Losses), Net of Offsets—Investment gains (losses), net of offsets, consist of the realized gains and losses on the sale of AFS securities, the change in assumed modco and funds withheld reinsurance embedded derivatives, unrealized gains and losses, impairments, and other investment gains and losses. Unrealized, impairments and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the net other-than-temporary impairment (OTTI) impacts recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit-linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to guaranteed lifetime withdrawal benefit (GLWB) and guaranteed minimum death benefit (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to rider reserves.

We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the “value of an embedded derivative” in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses—Integration, restructuring, and other non-operating expenses consist of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses which are not related to our underlying profitability drivers or likely to re-occur in the foreseeable future.

•
Stock Compensation Expense—Stock compensation expenses associated with our share incentive plans, excluding our long-term incentive plan, are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain—Bargain purchase gains associated with acquisitions are adjustments to net income as they are not related to our underlying profitability drivers.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Notes to the Financial Supplement

•
Income Tax (Expense) Benefit – Non-operating—The non-operating income tax expense represents the income tax effect of non-operating adjustments and is computed by applying the appropriate jurisdiction’s tax rate to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income, we believe adjusted operating income, provides a meaningful financial metric that helps investors understand our underlying results and profitability. Adjusted operating income should not be used as a substitute for net income.

Adjusted ROE, Adjusted Operating ROE and Adjusted Net Income

Adjusted ROE, adjusted operating ROE and adjusted net income are non-GAAP measures used to evaluate our financial performance excluding the impacts of AOCI and funds withheld and modco reinsurance unrealized gains and losses, in each case net of DAC, DSI, rider reserve and tax offsets. Adjusted ROE is calculated as adjusted net income, divided by average adjusted shareholders’ equity. Adjusted shareholders’ equity is calculated as the ending shareholders’ equity excluding AOCI and funds withheld and modco reinsurance unrealized gains and losses. Adjusted operating ROE is calculated as the adjusted operating income, divided by average adjusted shareholders’ equity. Adjusted net income is calculated as net income excluding funds withheld and modco reinsurance unrealized gains and losses, net of DAC, DSI, rider reserve and tax offsets. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI and funds withheld and modco reinsurance unrealized gains and losses are useful in analyzing trends in our operating results. To enhance the ability to analyze these measures across periods, interim periods are annualized. Adjusted ROE, adjusted operating ROE and adjusted net income should not be used as a substitute for ROE and net income. However, we believe the adjustments to equity are significant to gaining an understanding of our overall financial performance.

Adjusted Operating Earnings Per Share, Weighted Average Shares Outstanding – Adjusted Operating and Adjusted Book Value Per Share

Adjusted operating earnings per share, weighted average shares outstanding – adjusted operating and adjusted book value per share are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represents an economic view of our share counts and provides a simplified and consistent view of our outstanding shares. Adjusted operating earnings per share is calculated as the adjusted operating income, over the weighted average shares outstanding – adjusted operating. Adjusted book value per share is calculated as the adjusted shareholders’ equity divided by the adjusted operating common shares outstanding. Our Class B common shares are economically equivalent to Class A common shares and can be converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares are in the legal form of shares but economically function as options as they are convertible into Class A shares after vesting and payment of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards are not dilutive, after considering the dilutive effects of the more dilutive securities in the sequence, they are excluded. Weighted average shares outstanding – adjusted operating and adjusted operating common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Adjusted operating earnings per share, weighted average shares outstanding – adjusted operating and adjusted book value per share should not be used as a substitute for basic earnings per share – Class A common shares, basic weighted average shares outstanding – Class A or book value per share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Adjusted Debt to Capital Ratio

Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and funds withheld and modco reinsurance unrealized gains and losses, net of DAC, DSI, rider reserve and tax offsets. Adjusted debt to capital ratio is calculated as total debt excluding consolidated Variable Interest Entities (VIEs) divided by adjusted shareholders’ equity. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to total debt and shareholders’ equity are significant to gaining an understanding of our capitalization, debt utilization, and debt capacity.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Notes to the Financial Supplement

Retirement Services Net Investment Earned Rate, Cost of Crediting, Investment Margin on Deferred Annuities, Other Liability Costs and Operating Expenses

Investment margin is a key measurement of the financial health of our Retirement Services core deferred annuities. Investment margin on our deferred annuities is generated from the excess of our net investment earned rate over the cost of crediting to our policyholders. Net investment earned rate is a key measure of investment returns and cost of crediting is a key measure of the policyholder benefits on our deferred annuities.

Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our invested assets divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add alternative investment gains and losses, gains and losses related to trading securities for CLOs, net VIE impacts (revenues, expenses and noncontrolling interest) and the change in reinsurance embedded derivatives. We include the income and assets supporting our assumed reinsurance by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of reinsurance embedded derivatives. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

Cost of crediting is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. The interest credited on fixed strategies and option costs on indexed annuity strategies are divided by the average account value of our deferred annuities. Our average account values are averaged over the number of quarters in the relevant period to obtain our cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.

Net investment earned rate, cost of crediting and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our core deferred annuities business.We believe measures like net investment earned rate, cost of crediting and investment margin on deferred annuities are useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate, cost of crediting and investment margin on deferred annuities are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income and interest sensitive contract benefits presented under GAAP.

Other liability costs include DAC, DSI and VOBA amortization, rider reserves, institutional costs, the cost of liabilities on products other than deferred annuities, premiums, product charges and other revenues. Along with our cost of crediting, other liability costs give a view of the total costs of our liabilities. We believe a measure like other liability costs is useful in analyzing the trends of our core business operations and profitability. While we believe other liability costs is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under GAAP.

Operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation expense, interest expense and policy acquisition expenses. We believe a measure like operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under GAAP.

Invested Assets

In managing our business we analyze invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Invested assets represents the investments that directly back our reserve liabilities as well as surplus assets. Invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) the consolidated VIE assets, liabilities and noncontrolling interest, (f) net investment payables and receivables and (g) policy loans ceded (which offset the direct policy loans in total investments). Invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Our invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period.

Reserve Liabilities

In managing our business we also analyze reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Reserve liabilities represents our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Reserve liabilities includes (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Reserve liabilities is

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Notes to the Financial Supplement

net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and therefore we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction.

Sales

Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures to understand our business performance as it relates to deposits generated during a specific period of time. Our sales statistics include deposits for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers).

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Financial Highlights
Unaudited (In millions, except percentages and per share data)

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
		Deposits
$7,542	$5,353	Retail sales	$2,018	$2,200	$2,038	$1,286	$1,282
2,423	875	Flow reinsurance	1,136	610	473	204	305
650	3,000	Funding agreements	225	—	125	300	—
2,581	2,253	Pension risk transfer	1,785	476	54	266	1,926
13,196	11,481	Total organic deposits	5,164	3,286	2,690	2,056	3,513
26,982	—	Inorganic deposits	7,878	—	19,104	—	—
$40,178	$11,481	Total deposits	$13,042	$3,286	$21,794	$2,056	$3,513

		Consolidated results of operations
$1,053	$1,358	Net income (loss)	$(104)	$623	$257	$277	$439
1,140	1,055	Adjusted operating income	240	371	288	241	313

12.1%	16.9%	ROE	(4.8)%	28.6%	12.0%	12.4%	19.7%
15.7%	18.0%	Adjusted ROE	(2.7)%	30.8%	17.3%	17.1%	23.7%
13.9%	15.1%	Adjusted operating ROE	10.8%	17.2%	14.2%	12.4%	16.8%

		Retirement Services
$1,201	$1,038	Adjusted operating income	$296	$379	$287	$239	$287
18.4%	21.5%	Adjusted operating ROE	16.0%	23.2%	19.8%	17.8%	22.1%

		Earnings per share
$5.34	$6.95	Basic[1]	$(0.53)	$3.16	$1.30	$1.40	$2.23
$5.32	$6.91	Diluted – Class A2	$(0.53)	$3.15	$1.30	$1.40	$2.22
$5.82	$5.39	Adjusted operating earnings per share[3]	$1.23	$1.90	$1.47	$1.23	$1.60

		Book Value per share
$42.45	$46.60	Book value per share	$42.45	$45.51	$42.89	$44.05	$46.60
$45.59	$38.43	Adjusted book value per share[3]	$45.59	$45.53	$42.27	$40.37	$38.43

		Balance sheet items
$125,505	$100,161	Total assets	$125,505	$118,250	$115,191	$94,001	$100,161
107,632	84,379	Total investments, including related parties	107,632	101,346	98,682	80,273	84,379
111,034	82,298	Invested assets	111,034	100,596	98,609	78,723	82,298
117,229	90,985	Total liabilities	117,229	109,272	106,729	85,314	90,985
107,732	81,252	Reserve liabilities	107,732	98,553	96,248	75,823	81,252
8,276	9,176	Total shareholders’ equity	8,276	8,978	8,462	8,687	9,176
8,823	7,566	Adjusted shareholders’ equity	8,823	8,976	8,303	7,946	7,566
10.7%	—%	Debt to capital ratio	10.7%	9.9%	12.2%	10.2%	—%
10.1%	—%	Adjusted debt to capital ratio	10.1%	9.9%	12.4%	11.1%	—%

		Share data
197.1	195.3	Weighted average shares outstanding – basic[1]	197.1	197.3	197.3	197.1	196.7
161.1	111.0	Weighted average shares outstanding – diluted – Class A common shares[2]	164.2	165.1	164.8	149.0	126.4
195.9	195.9	Weighted average shares outstanding – adjusted operating[3]	195.5	196.1	195.1	196.0	196.1
195.0	196.9	Common shares outstanding[4]	195.0	197.3	197.3	197.2	196.9
193.5	196.9	Adjusted operating common shares outstanding[3]	193.5	197.2	196.4	196.8	196.9

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income, adjusted ROE, adjusted operating ROE, adjusted book value and adjusted debt to capital ratio.

[1] Basic earnings per share, including basic weighted average shares outstanding, includes all classes eligible to participate in dividends for each period presented.
[2] Diluted earnings per share on a GAAP basis for Class A common shares, including diluted Class A weighted average shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards.

[3] Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date.

[4] Represents common shares outstanding for all classes eligible to participate in dividends for each period presented.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Capitalization and Equity
Unaudited (In millions, except percentages)

	2018				2017
	Q4	Q3	Q2	Q1	Q4
Capitalization
Total debt	$991	$991	$1,174	$992	$—
Total shareholders’ equity	8,276	8,978	8,462	8,687	9,176
Total capitalization	9,267	9,969	9,636	9,679	9,176
Less: AOCI	(472)	33	147	634	1,449
Less: Accumulated reinsurance unrealized gains and losses	(75)	(31)	12	107	161
Total adjusted capitalization	$9,814	$9,967	$9,477	$8,938	$7,566

Total shareholders’ equity	$8,276	$8,978	$8,462	$8,687	$9,176
Less: AOCI	(472)	33	147	634	1,449
Less: Accumulated reinsurance unrealized gains and losses	(75)	(31)	12	107	161
Total adjusted shareholders’ equity	$8,823	$8,976	$8,303	$7,946	$7,566

Retirement Services	$7,807	$7,024	$6,050	$5,495	$5,237
Corporate and Other	1,016	1,952	2,253	2,451	2,329
Total adjusted shareholders’ equity	$8,823	$8,976	$8,303	$7,946	$7,566

Debt to capital ratio	10.7%	9.9%	12.2%	10.2%	—%
AOCI	(0.5)%	0.0%	0.2%	0.8%	—%
Accumulated reinsurance unrealized gains and losses	(0.1)%	0.0%	0.0%	0.1%	—%
Adjusted debt to capital ratio[1]	10.1%	9.9%	12.4%	11.1%	—%

[1] Total debt in Q2 2018 includes a short-term borrowing of $183 million that was repaid in Q3 2018.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	December 31,
	2018	2017
Assets
Investments
Available-for-sale securities, at fair value	$59,265	$61,008
Trading securities, at fair value	1,949	2,183
Equity securities, at fair value	216	803
Mortgage loans, net of allowances	10,340	6,233
Investment funds	703	699
Policy loans	488	542
Funds withheld at interest	15,023	7,085
Derivative assets	1,043	2,551
Real estate	—	624
Short-term investments, at fair value	191	201
Other investments	122	133
Total investments	89,340	82,062
Cash and cash equivalents	2,911	4,888
Restricted cash	492	105
Investments in related parties
Available-for-sale securities, at fair value	1,437	410
Trading securities, at fair value	249	307
Equity securities, at fair value	120	—
Mortgage loans	291	—
Investment funds	2,232	1,310
Funds withheld at interest	13,577	—
Short-term investments, at fair value	—	52
Other investments	386	238
Accrued investment income	682	652
Reinsurance recoverable	5,534	5,332
Deferred acquisition costs, deferred sales inducements and value of business acquired	5,907	2,972
Other assets	1,635	969
Assets of consolidated variable interest entities
Investments
Trading securities, at fair value – related party	35	48
Equity securities, at fair value – related party	50	240
Investment funds	624	571
Cash and cash equivalents	2	4
Other assets	1	1
Total assets	$125,505	$100,161
		(Continued)

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	December 31,
	2018	2017
Liabilities and Equity
Liabilities
Interest sensitive contract liabilities	$96,610	$68,099
Future policy benefits	16,704	17,557
Other policy claims and benefits	142	211
Dividends payable to policyholders	118	1,025
Long-term debt	991	—
Derivative liabilities	85	134
Payables for collateral on derivatives	969	2,323
Funds withheld liability	721	407
Other liabilities	888	1,227
Liabilities of consolidated variable interest entities	1	2
Total liabilities	117,229	90,985
Equity
Common Stock	—	—
Additional paid-in-capital	3,462	3,472
Retained earnings	5,286	4,255
Accumulated other comprehensive income (loss)	(472)	1,449
Total shareholders’ equity	8,276	9,176
Total liabilities and equity	$125,505	$100,161
		(Concluded)

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Condensed Consolidated Statements of Income
Unaudited (In millions)

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
		Revenue
$3,368	$2,465	Premiums	$1,833	$526	$731	$278	$1,962
449	340	Product charges	128	119	106	96	88
4,004	3,269	Net investment income	1,121	1,070	958	855	842
(1,324)	2,572	Investment related gains (losses)	(1,902)	816	(2)	(236)	957
		Other-than-temporary impairment investment losses
(24)	(29)	Other-than-temporary impairment losses	(14)	(7)	—	(3)	(6)
6	(4)	Other-than-temporary impairment losses reclassified to (from) other comprehensive income	2	4	—	—	(2)
(18)	(33)	Net other-than-temporary impairment losses	(12)	(3)	—	(3)	(8)
26	37	Other revenues	4	10	6	6	13
		Revenues related to consolidated variable interest entities
56	42	Net investment income	17	15	14	10	12
(18)	35	Investment related gains (losses)	(35)	23	(11)	5	6
6,543	8,727	Total revenues	1,154	2,576	1,802	1,011	3,872
		Benefits and expenses
290	2,866	Interest sensitive contract benefits	(825)	742	342	31	971
54	63	Amortization of deferred sales inducements	(12)	23	23	20	21
4,187	3,200	Future policy and other policy benefits	1,994	928	864	401	2,118
174	344	Amortization of deferred acquisition costs and value of business acquired	(33)	36	89	82	93
37	118	Dividends to policyholders	5	10	9	13	(11)
625	672	Policy and other operating expenses	172	158	153	142	193
1	—	Operating expenses of consolidated variable interest entities	—	—	1	—	—
5,368	7,263	Total benefits and expenses	1,301	1,897	1,481	689	3,385
1,175	1,464	Income (loss) before income taxes	(147)	679	321	322	487
122	106	Income tax expense (benefit)	(43)	56	64	45	48
$1,053	$1,358	Net income (loss)	$(104)	$623	$257	$277	$439

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Segment Results of Operations
Unaudited (In millions, except per share data)

Results of operations by segment

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$1,053	$1,358	Net income (loss)	$(104)	$623	$257	$277	$439
		Non-operating adjustments
13	137	Realized gains (losses) on sale of AFS securities	(20)	5	11	17	73
(18)	(7)	Unrealized, impairments and other investment gains (losses)	(40)	6	10	6	8
(402)	152	Assumed modco and funds withheld reinsurance embedded derivatives	(100)	(95)	(129)	(78)	(1)
133	(83)	Offsets to investment gains (losses)	46	31	34	22	(21)
(274)	199	Investment gains (losses), net of offsets	(114)	(53)	(74)	(33)	59
242	230	Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	(288)	376	68	86	105
(22)	(68)	Integration, restructuring and other non-operating expenses	(4)	(2)	(8)	(8)	(34)
(11)	(33)	Stock compensation expense	(3)	(3)	(2)	(3)	(3)
(22)	(25)	Income tax (expense) benefit – non-operating	65	(66)	(15)	(6)	(1)
(87)	303	Less: Total non-operating adjustments	(344)	252	(31)	36	126
$1,140	$1,055	Adjusted operating income	$240	$371	$288	$241	$313

		Adjusted operating income by segment
$1,201	$1,038	Retirement Services	$296	$379	$287	$239	$287
(61)	17	Corporate and Other	(56)	(8)	1	2	26
$1,140	$1,055	Adjusted operating income	$240	$371	$288	$241	$313

$5.34	$6.95	Basic earnings per share – Class A common shares	$(0.53)	$3.16	$1.30	$1.40	$2.23
		Non-operating adjustments
0.06	0.70	Realized gains (losses) on sale of AFS securities	(0.11)	0.02	0.05	0.09	0.37
(0.09)	(0.03)	Unrealized, impairments and other investment gains (losses)	(0.20)	0.03	0.05	0.03	0.04
(2.05)	0.77	Assumed modco and funds withheld reinsurance embedded derivatives	(0.51)	(0.49)	(0.66)	(0.40)	—
0.68	(0.42)	Offsets to investment gains (losses)	0.23	0.15	0.18	0.11	(0.11)
(1.40)	1.02	Investment gains (losses), net of offsets	(0.59)	(0.29)	(0.38)	(0.17)	0.30
1.24	1.17	Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	(1.47)	1.91	0.35	0.44	0.54
(0.12)	(0.35)	Integration, restructuring and other non-operating expenses	(0.02)	(0.02)	(0.05)	(0.04)	(0.18)
(0.05)	(0.17)	Stock compensation expense	(0.01)	(0.01)	(0.02)	(0.01)	(0.02)
(0.11)	(0.13)	Income tax (expense) benefit – non-operating	0.33	(0.34)	(0.08)	(0.03)	(0.01)
(0.44)	1.54	Less: Total non-operating adjustments	(1.76)	1.25	(0.18)	0.19	0.63
(0.04)	0.02	Effect of items convertible to or settled in Class A common shares	—	0.01	0.01	(0.02)	—
$5.82	$5.39	Adjusted operating earnings per share	$1.23	$1.90	$1.47	$1.23	$1.60

Note: Please refer to Notes to the Financial Supplement section for discussion on adjusted operating income.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Segment Results of Operations
Unaudited (In millions, except per share data)

Consolidated summary of adjusted operating income

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$3,897	$3,111	Fixed income and other investment income	$1,142	$1,036	$921	$798	$810
335	312	Alternative investment income	62	90	88	95	51
4,232	3,423	Net investment earnings	1,204	1,126	1,009	893	861
(1,431)	(1,066)	Cost of crediting on deferred annuities	(443)	(395)	(318)	(275)	(271)
(1,209)	(896)	Other liability costs[1]	(405)	(279)	(270)	(255)	(141)
(49)	(7)	Interest expense	(12)	(13)	(14)	(10)	(2)
(303)	(318)	Operating expenses	(82)	(78)	(70)	(73)	(87)
1,240	1,136	Pre-tax adjusted operating income	262	361	337	280	360
(100)	(81)	Income tax (expense) benefit – operating	(22)	10	(49)	(39)	(47)
$1,140	$1,055	Adjusted operating income	$240	$371	$288	$241	$313

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income.
[1] Other liability costs include DAC, DSI and VOBA amortization and rider reserve changes for all products, the cost of liabilities on products other than deferred annuities including offsets for premiums, product charges and other revenues.

Retirement Services summary of adjusted operating income

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$3,825	$2,968	Fixed income and other investment income	$1,132	$1,021	$897	$775	$772
363	273	Alternative investment income	99	87	86	91	57
4,188	3,241	Net investment earnings	1,231	1,108	983	866	829
(1,431)	(1,066)	Cost of crediting on deferred annuities	(443)	(395)	(318)	(275)	(271)
(1,209)	(839)	Other liability costs	(405)	(279)	(270)	(255)	(177)
(5)	(3)	Interest expense	—	(2)	(3)	—	—
(242)	(212)	Operating expenses	(65)	(63)	(56)	(58)	(55)
1,301	1,121	Pre-tax adjusted operating income	318	369	336	278	326
(100)	(83)	Income tax (expense) benefit – operating	(22)	10	(49)	(39)	(39)
$1,201	$1,038	Adjusted operating income	$296	$379	$287	$239	$287

Corporate and Other summary of adjusted operating income (loss)

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$72	$143	Fixed income and other investment income	$10	$15	$24	$23	$38
(28)	39	Alternative investment income	(37)	3	2	4	(6)
44	182	Net investment earnings	(27)	18	26	27	32
—	(57)	Other liability costs	—	—	—	—	36
(44)	(4)	Interest expense	(12)	(11)	(11)	(10)	(2)
(61)	(106)	Operating expenses	(17)	(15)	(14)	(15)	(32)
(61)	15	Pre-tax adjusted operating income (loss)	(56)	(8)	1	2	34
—	2	Income tax (expense) benefit – operating	—	—	—	—	(8)
$(61)	$17	Adjusted operating income (loss)	$(56)	$(8)	$1	$2	$26

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Segment Results of Operations
Unaudited (In millions)

Retirement Services summary of other liability costs

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$615	$307	Change in rider reserve	$173	$248	$84	$110	$35
272	258	DAC, DSI and VOBA amortization	130	(44)	101	85	61
228	90	Institutional costs[1]	73	58	50	47	40
94	184	Other[2]	29	17	35	13	41
$1,209	$839	Other liability costs	$405	$279	$270	$255	$177

[1] Institutional costs include both funding agreements and PRT benefits.
[2] Other primarily includes payout annuities, policy maintenance costs, reinsurance expense allowances, excise taxes and non-deferred acquisition costs, net of product charges.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Net Investment Earned Rates and Investment Margin on Deferred Annuities
Unaudited (In millions, except percentages)

Consolidated summary of net investment earned rate (a non-GAAP measure)

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
4.37%	4.26%	Fixed income and other investments	4.35%	4.33%	4.49%	4.32%	4.22%
8.51%	8.72%	Alternative investments	5.81%	9.13%	9.37%	10.38%	5.46%
4.54%	4.47%	Total net investment earned rate	4.40%	4.52%	4.71%	4.60%	4.28%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate.
Note: The investment results above are presented net of investment management fees.

Retirement Services investment margin on deferred annuities (a non-GAAP measure)

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
4.60%	4.70%	Net investment earned rate	4.57%	4.55%	4.74%	4.63%	4.57%
1.95%	1.88%	Cost of crediting on deferred annuities	2.00%	1.98%	1.92%	1.87%	1.87%
2.65%	2.82%	Investment margin on deferred annuities	2.57%	2.57%	2.82%	2.76%	2.70%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on investment margin, net investment earned rate and cost of crediting on deferred annuities.

Retirement Services summary of net investment earned rate

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
4.36%	4.48%	Fixed income and other investments	4.35%	4.33%	4.49%	4.32%	4.43%
11.15%	10.01%	Alternative investments	11.00%	10.65%	11.28%	12.34%	7.92%
4.60%	4.70%	Total net investment earned rate	4.57%	4.55%	4.74%	4.63%	4.57%

$3,825	$2,968	Fixed income and other investment income	$1,132	$1,021	$897	$775	$772
363	273	Alternatives investment income	99	87	86	91	57
$4,188	$3,241	Total net investment earnings	$1,231	$1,108	$983	$866	$829

		Average invested assets
$87,741	$66,296	Fixed income and other investments	$104,342	$94,227	$79,847	$71,778	$69,690
3,254	2,718	Alternative investments	3,597	3,273	3,032	2,957	2,897
$90,995	$69,014	Total average invested assets	$107,939	$97,500	$82,879	$74,735	$72,587

Note: The investment results above are presented net of investment management fees.

Retirement Services summary of cost of crediting on deferred annuities

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$837	$570	FIA option costs	$261	$235	$186	$155	$149
594	496	Fixed interest credited to policyholders	182	160	132	120	122
$1,431	$1,066	Cost of crediting on deferred annuities	$443	$395	$318	$275	$271
1.95%	1.88%	Cost of crediting on deferred annuities rate	2.00%	1.98%	1.92%	1.87%	1.87%

$73,567	$56,589	Average account value on deferred annuities	$88,874	$79,673	$66,241	$58,993	$58,033

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Deferred annuities account value rollforward

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$58,539	$54,880	Account value at beginning of period	$80,499	$78,848	$59,447	$58,539	$57,526
9,938	6,353	Deposits[1]	3,110	2,783	2,529	1,516	1,613
25,536	—	Acquisition and block reinsurance[2]	7,815	—	17,721	—	—
265	159	Premium and interest bonuses	68	77	73	47	39
2,644	1,955	Fixed and index credits to policyholders	559	754	672	659	544
(7,129)	(4,538)	Surrenders and benefits paid	(2,513)	(1,867)	(1,511)	(1,238)	(1,110)
(358)	(270)	Fee and product charges	(103)	(96)	(83)	(76)	(73)
$89,435	$58,539	Account value at end of period	$89,435	$80,499	$78,848	$59,447	$58,539

Note: The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity.
[1] Deposits equal deposits from our retail and flow reinsurance channels as well as renewal deposits on older blocks of business and annuitizations.
[2] Acquisition and block reinsurance includes the Voya and Lincoln block reinsurance account value in Q2 and Q4 2018, respectively.

Deferred annuity rider reserve summary

	December 31,
	2018	2017
Rider reserve	$3,025	$2,407
Account value with rider reserves	36,445	29,727
Rider reserve as a percentage of account value with rider reserves	8.3%	8.1%

Surrender charge protection and account values by product type

	Surrender Charge			Net Account Value
	Average years at issue	Average years remaining	Average percent remaining	Dollars	Percent of Total
Fixed index annuities	9.7	4.6	7%	$71,879	80.4%
Single-year fixed rate guaranteed annuities	7.3	1.0	2%	9,891	11.0%
Multi-year fixed rate guaranteed annuities	5.7	2.9	7%	7,665	8.6%
Total				$89,435	100.0%

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Summary of surrender charge percentages

	Net account value
	Surrender charge (gross)	Percent of Total	Surrender charge (net of MVA)	Percent of Total
No surrender charge	$19,460	21.8%	$19,460	21.8%
0.0% < 2.0%	879	1.0%	1,099	1.2%
2.0% < 4.0%	2,737	3.1%	4,109	4.6%
4.0% < 6.0%	8,781	9.8%	9,184	10.3%
6.0% < 8.0%	17,400	19.4%	11,149	12.4%
8.0% < 10.0%	18,800	21.0%	15,931	17.8%
10.0% or greater	21,378	23.9%	28,503	31.9%
	$89,435	100.0%	$89,435	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		6.4%	1.0%	7.4%

Surrender charge expiration by year

Years of surrender charge remaining	Deferred annuities account value	Percent of total	Average surrender charge percent (gross of MVA)
No Surrender Charge	$19,460	21.8%	—%
Less than 2	14,257	15.9%	4.8%
2 to less than 4	18,315	20.5%	7.1%
4 to less than 6	13,411	15.0%	8.3%
6 to less than 8	9,455	10.5%	9.9%
8 to less than 10	10,728	12.0%	10.9%
10 to less than 12	2,402	2.7%	14.1%
12 or greater	1,407	1.6%	14.6%
	$89,435	100.0%

Minimum guarantees on deferred annuities

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
Fixed indexed annuities	$18,013	$71,879	25%
Fixed rate annuities	8,287	17,556	47%
Total deferred annuities	$26,300	$89,435	29%

			December 31, 2018
Distance to guarantees[1]			100 – 110

[1] The distance to guarantee reflects the average distance in option costs between the current and guaranteed rates for indexed strategies and between current and guaranteed fixed rates for fixed strategies. The option costs used reflects an estimate of option cost in the market.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Reserve Liabilities
Unaudited (In millions, except percentages)

Consolidated reserve liabilities

	December 31,
	2018		2017
	Dollars	Percent of Total	Dollars	Percent of Total
Fixed indexed annuities	$73,224	68.0%	$48,520	59.7%
Fixed rate annuities	17,802	16.5%	13,411	16.5%
Total deferred annuities	91,026	84.5%	61,931	76.2%
Payout annuities	6,009	5.6%	5,216	6.4%
Pension risk transfer annuities	4,710	4.4%	2,252	2.8%
Funding agreements	3,826	3.5%	3,786	4.7%
Life and other (excluding German products)	2,161	2.0%	2,262	2.8%
Retirement Services reserve liabilities	107,732	100.0%	75,447	92.9%
Germany products[1]	—	—%	5,979	7.3%
Intersegment eliminations	—	—%	(174)	(0.2)%
Total reserve liabilities	$107,732	100.0%	$81,252	100.0%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on reserve liabilities.
1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Reserve liability rollforward

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$75,447	$65,763	Retirement Services reserve liabilities – beginning	$98,553	$96,248	$75,823	$75,447	$72,159
13,605	11,868	Deposits[1]	5,269	3,407	2,794	2,135	3,592
26,982	—	Acquisition and block reinsurance[2]	7,878	—	19,104	—	—
(8,859)	(5,750)	Withdrawals	(3,125)	(2,167)	(1,812)	(1,755)	(1,361)
557	3,566	Other reserve changes	(843)	1,065	339	(4)	1,057
107,732	75,447	Retirement Services reserve liabilities – ending	107,732	98,553	96,248	75,823	75,447
—	5,979	Germany reserve liabilities[3]	—	—	—	—	5,979
—	(174)	Intersegment eliminations	—	—	—	—	(174)
$107,732	$81,252	Consolidated reserve liabilities – ending	$107,732	$98,553	$96,248	$75,823	$81,252

[1] Deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business and annuitizations.

[2] Acquisition and block reinsurance includes total reserves at inception. Q2 and Q4 2018 includes Voya and Lincoln block reinsurance, respectively.
3 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Reserve Liabilities
Unaudited (In millions, except percentages)

Institutional reserve liability rollforward

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$6,038	$1,109	Retirement Services reserve liabilities – beginning	$6,862	$6,426	$6,311	$6,038	$4,145
3,232	5,302	Deposits	2,010	472	184	566	1,922
(946)	(506)	Withdrawals	(405)	(93)	(111)	(337)	(78)
212	133	Other reserve changes	69	57	42	44	49
8,536	6,038	Retirement Services reserve liabilities – ending	8,536	6,862	6,426	6,311	6,038
—	(174)	Intersegment eliminations	—	—	—	—	(174)
$8,536	$5,864	Consolidated reserve liabilities – ending	$8,536	$6,862	$6,426	$6,311	$5,864

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investments and investments in related parties summary

	December 31,
	2018		2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Available-for-sale securities, at fair value
U.S. government and agencies	$57	0.1%	$62	0.1%
U.S. state, municipal and political subdivisions	1,293	1.2%	1,165	1.4%
Foreign governments	161	0.1%	2,683	3.2%
Corporate	37,097	34.4%	36,660	43.4%
CLO	5,361	5.0%	5,084	6.0%
ABS	4,920	4.6%	3,967	4.7%
CMBS	2,357	2.2%	2,021	2.4%
RMBS	8,019	7.5%	9,366	11.1%
Trading securities, at fair value	1,949	1.8%	2,183	2.6%
Equity securities, at fair value	216	0.2%	803	0.9%
Mortgage loans, net of allowances	10,340	9.6%	6,233	7.4%
Investment funds	703	0.6%	699	0.8%
Policy loans	488	0.4%	542	0.6%
Funds withheld at interest	15,023	14.0%	7,085	8.4%
Derivative assets	1,043	1.0%	2,551	3.0%
Real estate	—	—%	624	0.7%
Short-term investments, at fair value	191	0.2%	201	0.2%
Other investments	122	0.1%	133	0.2%
Total investments	89,340	83.0%	82,062	97.1%
Investment in related parties
Available-for-sale securities, at fair value	1,437	1.3%	410	0.5%
Trading securities, at fair value	249	0.2%	307	0.4%
Equity securities, at fair value	120	0.1%	—	—%
Mortgage loans	291	0.3%	—	—%
Investment funds	2,232	2.1%	1,310	1.6%
Funds withheld at interest	13,577	12.6%	—	—%
Short term investments, at fair value	—	—%	52	0.1%
Other investments	386	0.4%	238	0.3%
Total related party investments	18,292	17.0%	2,317	2.9%
Total investments including related parties	$107,632	100.0%	$84,379	100.0%

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

AFS securities by sector

	December 31,
	2018			2017
	Amortized Cost	Fair Value	Percent of Total	Amortized Cost	Fair Value	Percent of Total
Corporate
Industrial other[1]	$12,019	$11,706	19.3%	$11,550	$12,026	19.6%
Financial	12,058	11,809	19.5%	11,299	11,824	19.3%
Utilities	9,319	9,055	14.9%	7,991	8,296	13.5%
Communication	2,361	2,313	3.8%	2,509	2,607	4.2%
Transportation	2,261	2,214	3.6%	1,824	1,907	3.1%
Total corporate	38,018	37,097	61.1%	35,173	36,660	59.7%
Other government-related securities
U.S. state, municipal and political subdivisions	1,183	1,293	2.1%	996	1,165	1.9%
Foreign governments	162	161	0.3%	2,575	2,683	4.4%
U.S. government and agencies	57	57	0.1%	63	62	0.1%
Total non-structured securities	39,420	38,608	63.6%	38,807	40,570	66.1%
Structured securities
CLO	6,245	5,923	9.8%	5,392	5,444	8.9%
ABS	5,790	5,795	9.5%	3,991	4,017	6.5%
CMBS	2,390	2,357	3.9%	1,994	2,021	3.3%
RMBS
Agency	59	59	0.1%	86	87	0.1%
Non-agency	7,583	7,960	13.1%	8,635	9,279	15.1%
Total structured securities	22,067	22,094	36.4%	20,098	20,848	33.9%
Total AFS securities including related parties	$61,487	$60,702	100.0%	$58,905	$61,418	100.0%

[1] Includes securities within various industry segments including capital goods, basic industry, consumer cyclical, consumer non-cyclical, industrial and technology.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Credit quality of AFS securities

	December 31,
	2018		2017
	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$31,311	51.6%	$32,447	52.8%
2	25,871	42.6%	25,082	40.9%
Total investment grade	57,182	94.2%	57,529	93.7%
3	2,746	4.5%	3,040	5.0%
4	533	0.9%	765	1.2%
5	232	0.4%	66	0.1%
6	9	0.0%	18	0.0%
Total below investment grade	3,520	5.8%	3,889	6.3%
Total AFS securities including related party	$60,702	100.0%	$61,418	100.0%

Note: Germany AFS securities, including related parties applying NRSRO ratings to map to NAIC designations.

	December 31,
	2018		2017
	Fair Value	Percent of Total	Fair Value	Percent of Total
NRSRO rating agency designation
AAA/AA/A	$19,690	32.4%	$19,739	32.1%
BBB	23,326	38.4%	22,817	37.2%
Non-rated[1]	9,624	15.9%	9,056	14.7%
Total investment grade[2]	52,640	86.7%	51,612	84.0%
BB	2,670	4.4%	3,063	5.0%
B	875	1.4%	1,148	1.9%
CCC	2,340	3.9%	2,696	4.4%
CC and lower	1,296	2.1%	2,302	3.8%
Non-rated[1]	881	1.5%	597	0.9%
Total below investment grade	8,062	13.3%	9,806	16.0%
Total AFS securities including related party	$60,702	100.0%	$61,418	100.0%

[1] Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation.
2 We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment and amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of the recovery of all contractual payments.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Credit quality of AFS collateralized loan obligations

	December 31,
	2018				2017
	Principal Amount	Amortized Cost	Fair Value	Percent of Total	Principal Amount	Amortized Cost	Fair Value	Percent of Total
NAIC designation
1	$3,144	$3,142	$3,005	50.7%	$2,380	$2,368	$2,388	43.8%
2	2,663	2,663	2,498	42.2%	2,240	2,223	2,246	41.3%
Total investment grade	5,807	5,805	5,503	92.9%	4,620	4,591	4,634	85.1%
3	412	411	393	6.7%	778	769	777	14.3%
4	22	22	20	0.3%	33	32	33	0.6%
5	7	7	7	0.1%	—	—	—	—%
6	—	—	—	—%	—	—	—	—%
Total below investment grade	441	440	420	7.1%	811	801	810	14.9%
Total	$6,248	$6,245	$5,923	100.0%	$5,431	$5,392	$5,444	100.0%

Credit quality of AFS residential mortgage backed securities

	December 31,
	2018				2017
	Principal Amount	Amortized Cost	Fair Value	Percent of Total	Principal Amount	Amortized Cost	Fair Value	Percent of Total
NAIC designation
1	$8,287	$7,046	$7,415	92.5%	$9,543	$8,089	$8,714	93.0%
2	301	264	269	3.3%	386	348	360	3.8%
Total investment grade	8,588	7,310	7,684	95.8%	9,929	8,437	9,074	96.8%
3	228	205	207	2.6%	238	209	213	2.3%
4	120	105	106	1.3%	83	70	73	0.8%
5	27	22	22	0.3%	5	5	6	0.1%
6	1	—	—	—%	1	—	—	—%
Total below investment grade	376	332	335	4.2%	327	284	292	3.2%
Total	$8,964	$7,642	$8,019	100.0%	$10,256	$8,721	$9,366	100.0%

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Mortgage loans by property type and region

	December 31,
	2018		2017
	Net Carrying Value	Percent of Total	Net Carrying Value	Percent of Total
Property type
Office building	$2,221	20.9%	$1,187	19.0%
Retail	1,660	15.6%	1,223	19.6%
Hotels	1,040	9.8%	928	14.9%
Industrial	1,196	11.2%	944	15.2%
Apartment	791	7.4%	525	8.4%
Other commercial[1]	389	3.7%	440	7.1%
Total commercial mortgage loans	7,297	68.6%	5,247	84.2%
Residential loans	3,334	31.4%	986	15.8%
Total mortgage loans, net of allowances	$10,631	100.0%	$6,233	100.0%

US Region
East North Central	$855	8.0%	$643	10.3%
East South Central	295	2.8%	144	2.3%
Middle Atlantic	1,131	10.7%	909	14.6%
Mountain	616	5.8%	492	7.9%
New England	374	3.5%	162	2.6%
Pacific	1,540	14.5%	991	15.9%
South Atlantic	1,468	13.8%	873	14.0%
West North Central	173	1.6%	233	3.8%
West South Central	845	7.9%	655	10.5%
Total US Region	7,297	68.6%	5,102	81.9%
International Region	—	—%	145	2.3%
Total commercial mortgage loans	7,297	68.6%	5,247	84.2%
Residential loans	3,334	31.4%	986	15.8%
Total mortgage loans, net of allowances	$10,631	100.0%	$6,233	100.0%

[1] Other commercial loans include investments in nursing homes, other healthcare institutions, parking garages, storage facilities and other commercial properties.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investment funds including related party1

	December 31,
	2018		2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Investment funds
Private equity	$253	7.1%	$271	10.5%
Real estate and other real assets	231	6.5%	161	6.2%
Natural resources	4	0.1%	4	0.2%
Hedge funds	43	1.2%	61	2.4%
Credit funds	172	4.8%	202	7.8%
Total investment funds	703	19.7%	699	27.1%
Investment funds – related parties
Public equities	63	1.8%	—	—%
Private equity – A-A Mortgage	463	13.0%	403	15.6%
Private equity – other	554	15.6%	180	7.0%
Real estate and other real assets	651	18.3%	297	11.5%
Natural resources	104	2.9%	74	2.9%
Hedge funds	98	2.8%	93	3.6%
Credit funds	299	8.4%	263	10.2%
Total investment funds – related parties	2,232	62.8%	1,310	50.8%
Total investment funds – assets of consolidated VIEs
Private equity – MidCap	552	15.5%	528	20.4%
Credit funds	1	0.0%	21	0.8%
Real estate and other real assets	71	2.0%	22	0.9%
Total investment funds – assets of consolidated VIEs	624	17.5%	571	22.1%
Total investment funds including related parties and funds owned by consolidated VIEs	$3,559	100.0%	$2,580	100.0%

[1] Investment funds, including related parties and investment funds of consolidated VIE’s, is the GAAP measure which does not include investments that we view as alternative investments. Alternative investments include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Notes to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Funds withheld at interest including related party

	December 31,
	2018		2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities
U.S. government and agencies	$77	0.3%	$—	—%
U.S. state, municipal and political subdivisions	563	2.0%	117	1.6%
Foreign governments	145	0.5%	—	—%
Corporate	16,267	56.9%	2,095	29.6%
CLO	1,990	7.0%	669	9.4%
ABS	1,601	5.6%	886	12.5%
CMBS	575	2.0%	290	4.1%
RMBS	1,876	6.6%	1,551	21.9%
Equity securities	66	0.2%	28	0.4%
Mortgage loans	3,815	13.3%	792	11.2%
Investment funds	660	2.3%	376	5.3%
Derivative assets	77	0.3%	78	1.1%
Short-term investments	641	2.2%	16	0.2%
Cash and cash equivalents	455	1.6%	132	1.9%
Other assets and liabilities	(208)	(0.8)%	55	0.8%
Total funds withheld at interest including related party	$28,600	100.0%	$7,085	100.0%

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Invested assets summary

	December 31, 2018		December 31, 2017
	Total Invested Asset Value[1]	Percent of Total	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value[2]	Total Invested Asset Value[1]	Percent of Total
Corporate	$55,772	50.2%	$37,059	$1,536	$38,595	46.9%
CLO	8,275	7.5%	5,914	—	5,914	7.2%
Credit	64,047	57.7%	42,973	1,536	44,509	54.1%
RMBS	9,814	8.9%	10,532	—	10,532	12.8%
Mortgage loans	14,423	13.0%	6,858	165	7,023	8.5%
CMBS	3,018	2.7%	2,322	—	2,322	2.8%
Real estate held for investment	—	—%	—	625	625	0.8%
Real estate	27,255	24.6%	19,712	790	20,502	24.9%
ABS	7,706	6.9%	4,824	—	4,824	5.9%
Alternative investments	4,492	4.1%	3,692	137	3,829	4.6%
State, municipal, political subdivisions and foreign government	2,122	1.9%	1,347	2,411	3,758	4.5%
Unit-linked assets	—	—%	—	407	407	0.5%
Equity securities	467	0.4%	192	128	320	0.4%
Short-term investments	765	0.7%	228	—	228	0.3%
U.S. government and agencies	134	0.1%	29	35	64	0.1%
Other investments	15,686	14.1%	10,312	3,118	13,430	16.3%
Cash and equivalents	2,881	2.6%	2,504	296	2,800	3.4%
Policy loans and other	1,165	1.0%	761	296	1,057	1.3%
Total invested assets	$111,034	100.0%	$76,262	$6,036	$82,298	100.0%

[1] Please refer to Notes to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investments including related parties to invested assets.

2 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Alternative investments summary

	December 31,
	2018		2017
(In millions, except percentages)	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
Retirement Services
Differentiated investments
AmeriHome	$568	12.6%	$496	13.0%
MidCap Financial	552	12.3%	528	13.8%
Catalina	232	5.2%	56	1.5%
Venerable	92	2.1%	—	—%
Other	195	4.3%	70	1.8%
Total differentiated investments	1,639	36.5%	1,150	30.1%
Real estate	1,024	22.8%	652	17.0%
Credit	563	12.5%	911	23.8%
Private equity	279	6.2%	234	6.1%
Real assets	276	6.2%	48	1.2%
Natural resources	55	1.2%	35	0.9%
Other	4	0.1%	13	0.3%
Total Retirement Services	3,840	85.5%	3,043	79.4%

Corporate and Other
Athora	130	2.9%	—	—%
Credit	203	4.5%	305	7.9%
Natural resources	213	4.8%	151	4.0%
Public equities[2]	100	2.2%	170	4.5%
Other	6	0.1%	160	4.2%
Total Corporate and Other	652	14.5%	786	20.6%
Total alternative investments[1]	$4,492	100.0%	$3,829	100.0%

[1] Alternative investments does not correspond to the total investment funds, including related parties and VIEs, on our condensed consolidated balance sheets. Alternative investments adjusts the GAAP presentation to include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds, as well as royalties and other investments. Please refer to Notes to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds, including related parties and VIEs to alternative investments.

[2] Public Equities include: Caesars Entertainment (Ticker: CZR) - 5.5 million of shares as of each of December 31, 2018 and 2017; OneMain Financial (OMF) - 2.8 million of shares as of December 31, 2018; and Norwegian Cruise Lines (Ticker: NCLH) - 2.7 million of shares as of December 31, 2017

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Net investment earned rates by asset class

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
3.95%	3.94%	Corporate securities	3.99%	3.88%	3.97%	3.90%	3.97%
		Structured securities
5.84%	5.54%	RMBS	6.03%	6.04%	5.87%	5.42%	5.22%
4.91%	5.05%	CLO	4.69%	4.95%	5.09%	5.09%	4.93%
4.58%	4.62%	ABS	4.55%	4.59%	4.95%	4.03%	5.54%
4.33%	4.09%	CMBS	4.18%	4.24%	4.64%	4.16%	4.12%
5.13%	5.10%	Total structured securities	5.07%	5.19%	5.33%	4.91%	5.11%
4.35%	5.82%	State, municipal, political subdivisions and U.S. and foreign government	4.19%	4.02%	4.63%	4.72%	4.59%
5.15%	5.93%	Mortgage loans	4.99%	4.97%	5.63%	5.57%	5.89%
8.51%	8.95%	Alternative investments	5.81%	9.13%	9.37%	10.38%	6.04%
2.30%	1.55%	Other U.S. and Bermuda invested assets	2.45%	2.55%	2.27%	2.14%	1.55%
4.54%	4.69%	U.S. and Bermuda	4.40%	4.52%	4.71%	4.60%	4.52%
—%	1.70%	Germany[1]	—%	—%	—%	—%	1.32%
4.54%	4.47%	Consolidated total	4.40%	4.52%	4.71%	4.60%	4.28%

1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Invested assets NAIC 1 & 2 designation by asset class

	December 31,
	2018	2017
Corporate securities	93.8%	93.1%
Structured securities
RMBS	96.0%	96.7%
CLO	94.5%	85.8%
ABS	92.8%	93.9%
CMBS	92.7%	96.0%
Total structured securities	94.3%	93.3%
State, municipal, political subdivisions and U.S. and foreign government	99.0%	95.5%
Germany fixed maturity securities[1]	—%	95.0%

1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd. As of December 31, 2017, NAIC 1 and 2 for Germany indicates the percentage of total AFS fixed maturities by applying NRSRO ratings to map to NAIC designations.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Credit quality of invested assets collateralized loan obligations

	December 31,
	2018		2017
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NAIC designation
1	$4,666	56.4%	$2,688	45.4%
2	3,157	38.1%	2,387	40.4%
Total investment grade	7,823	94.5%	5,075	85.8%
3	423	5.1%	804	13.6%
4	22	0.3%	35	0.6%
5	7	0.1%	—	—%
6	—	0.0%	—	0.0%
Total below investment grade	452	5.5%	839	14.2%
Total invested assets CLOs	$8,275	100.0%	$5,914	100.0%

[1] Please refer to Notes to the Financial Supplement section for discussion on invested assets including CLOs and the Non-GAAP Measure Reconciliations section for the reconciliation of AFS CLOs to invested assets CLOs.

	December 31,
	2018		2017
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NRSRO rating agency designation
AAA/AA/A	$4,530	54.7%	$2,229	37.7%
BBB	3,555	43.0%	2,899	49.0%
Total investment grade	8,085	97.7%	5,128	86.7%
BB	161	1.9%	617	10.5%
B	29	0.4%	26	0.4%
CCC	—	—%	—	—%
CC and lower	—	—%	—	—%
Non-rated[2]	—	—%	143	2.4%
Total below investment grade	190	2.3%	786	13.3%
Total invested assets CLOs	$8,275	100.0%	$5,914	100.0%

[1] Please refer to Notes to the Financial Supplement section for discussion on invested assets including CLOs and the Non-GAAP Measure Reconciliations section for the reconciliation of AFS CLOs to invested assets CLOs.

[2] Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Financial Strength Ratings and Capital Metrics
Unaudited

Financial strength ratings

	A.M. Best	Standard & Poor’s	Fitch
Athene Annuity & Life Assurance Company	A	A	A-
Athene Annuity and Life Company	A	A	A-
Athene Annuity & Life Assurance Company of New York	A	A	A-
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A	A-

Credit ratings

	A.M. Best	Standard & Poor’s	Fitch
Athene Holding Ltd.	bbb	BBB+	BBB
Senior notes	bbb	BBB+	BBB-

Capital metrics

	December 31,
	2018	2017
U.S. RBC ratio – Athene Annuity & Life Assurance Company	421%	490%
BSCR – Athene Life Re Ltd.	340%	354%
Athene Life Re Ltd. RBC ratio[1]	405%	562%

1 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our segment, is calculated by applying the NAIC RBC factors.

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to basic weighted average shares outstanding – Class A common shares to arrive at weighted average shares outstanding – adjusted operating

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
160.5	107.7	Basic weighted average shares outstanding – Class A	164.2	164.5	164.5	148.7	126.0
29.3	81.6	Conversion of Class B shares to Class A shares	25.5	25.5	25.5	41.1	63.5
5.6	6.1	Conversion of Class M shares to Class A shares	5.2	5.6	4.7	5.8	6.1
0.5	0.5	Effect of other stock compensation plans	0.6	0.5	0.4	0.4	0.5
195.9	195.9	Weighted average shares outstanding – adjusted operating	195.5	196.1	195.1	196.0	196.1

Summary of adjustments to Class A common shares outstanding to arrive at adjusted operating common shares outstanding

	2018				2017
	Q4	Q3	Q2	Q1	Q4
Class A common shares outstanding	162.2	164.6	164.5	164.5	142.2
Conversion of Class B shares to Class A shares	25.4	25.5	25.5	25.5	47.4
Conversion of Class M shares to Class A shares	4.9	6.0	5.4	5.8	6.4
Effect of other stock compensation plans	1.0	1.1	1.0	1.0	0.9
Adjusted operating common shares outstanding	193.5	197.2	196.4	196.8	196.9

Summary of adjustments to book value per share to arrive at adjusted book value per share

	2018				2017
	Q4	Q3	Q2	Q1	Q4
Book value per share	$42.45	$45.51	$42.89	$44.05	$46.60
AOCI	2.42	(0.17)	(0.75)	(3.22)	(7.36)
Accumulated reinsurance unrealized gains and losses	0.39	0.16	(0.06)	(0.54)	(0.82)
Effect of items convertible to or settled in Class A common shares	0.33	0.03	0.19	0.08	0.01
Adjusted book value per share	$45.59	$45.53	$42.27	$40.37	$38.43

Summary of adjustments to average shareholders’ equity to arrive at adjusted average shareholders’ equity

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$8,726	$8,029	Average shareholders’ equity	$8,627	$8,720	$8,575	$8,932	$8,912
489	908	Less: Average AOCI	(220)	90	391	1,042	1,316
43	112	Less: Average accumulated reinsurance unrealized gains and losses	(53)	(10)	60	134	163
$8,194	$7,009	Average adjusted shareholders’ equity	$8,900	$8,640	$8,124	$7,756	$7,433

6,522	4,823	Retirement Services	7,416	6,537	5,772	5,366	5,200
1,672	2,186	Corporate and Other	1,484	2,103	2,352	2,390	2,233
$8,194	$7,009	Average adjusted shareholders’ equity	$8,900	$8,640	$8,124	$7,756	$7,433

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to net income to adjusted net income included in adjusted ROE

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$1,053	$1,358	Net income	$(104)	$623	$257	$277	$439
236	(98)	Reinsurance unrealized gains and losses	44	43	95	54	2
$1,289	$1,260	Adjusted net income	$(60)	$666	$352	$331	$441

Summary of adjustments to net investment income to arrive at net investment earned rate

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$4,004	$3,269	GAAP net investment income	$1,121	$1,070	$958	$855	$842
301	191	Reinsurance embedded derivative impacts	132	52	72	45	54
37	77	Net VIE earnings	(18)	39	1	15	18
(34)	(20)	Alternative income gain (loss)	(20)	(14)	(1)	1	(9)
(76)	(94)	Held for trading amortization	(11)	(21)	(21)	(23)	(44)
228	154	Total adjustments to arrive at net investment earnings	83	56	51	38	19
$4,232	$3,423	Total net investment earnings	$1,204	$1,126	$1,009	$893	$861

$4,188	$3,241	Retirement Services	$1,231	$1,108	$983	$866	$829
44	182	Corporate and Other	(27)	18	26	27	32
$4,232	$3,423	Total net investment earnings	$1,204	$1,126	$1,009	$893	$861

4.30%	4.27%	GAAP net investment income rate	4.10%	4.30%	4.47%	4.41%	4.18%
0.32%	0.25%	Reinsurance embedded derivative impacts	0.48%	0.20%	0.34%	0.22%	0.27%
0.04%	0.10%	Net VIE earnings	(0.07)%	0.16%	0.00%	0.08%	0.09%
(0.04)%	(0.03)%	Alternative income gain (loss)	(0.07)%	(0.06)%	0.00%	0.01%	(0.04)%
(0.08)%	(0.12)%	Held for trading amortization	(0.04)%	(0.08)%	(0.10)%	(0.12)%	(0.22)%
0.24%	0.20%	Total adjustments to arrive at net investment earned rate	0.30%	0.22%	0.24%	0.19%	0.10%
4.54%	4.47%	Consolidated net investment earned rate	4.40%	4.52%	4.71%	4.60%	4.28%

4.60%	4.70%	Retirement Services	4.57%	4.55%	4.74%	4.63%	4.57%
1.99%	2.42%	Corporate and Other	(7.57)%	3.51%	3.71%	3.76%	1.61%
4.54%	4.47%	Consolidated net investment earned rate	4.40%	4.52%	4.71%	4.60%	4.28%

$90,995	$69,014	Retirement Services average invested assets	$107,939	$97,500	$82,879	$74,735	$72,587
2,182	7,541	Corporate and Other average invested assets	1,484	2,103	2,848	2,844	7,964
$93,177	$76,555	Average invested assets	$109,423	$99,603	$85,727	$77,579	$80,551

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to interest sensitive contract benefits to arrive at cost of crediting on deferred annuities

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$290	$2,866	GAAP interest sensitive contract benefits	$(825)	$742	$342	$31	$971
(163)	(125)	Interest credited other than deferred annuities	(38)	(44)	(41)	(40)	(35)
886	607	FIA option costs	275	231	206	174	159
(98)	(73)	Product charges (strategy fees)	(28)	(25)	(23)	(22)	(20)
49	37	Reinsurance embedded derivative impacts	14	29	3	3	10
436	(2,252)	Change in fair values of embedded derivatives – FIAs	1,039	(546)	(178)	121	(810)
31	40	Negative VOBA amortization	9	5	7	10	10
—	(29)	Unit linked change in reserve	—	—	—	—	(12)
—	(5)	Other changes in interest sensitive contract liabilities	(3)	3	2	(2)	(2)
1,141	(1,800)	Total adjustments to arrive at cost of crediting on deferred annuities	1,268	(347)	(24)	244	(700)
$1,431	$1,066	Retirement Services cost of crediting on deferred annuities	$443	$395	$318	$275	$271

0.40%	5.06%	GAAP interest sensitive contract benefits	(3.71)%	3.72%	2.00%	0.13%	6.69%
(0.22)%	(0.22)%	Interest credited other than deferred annuities	(0.17)%	(0.22)%	(0.25)%	(0.27)%	(0.24)%
1.20%	1.07%	FIA option costs	1.24%	1.16%	1.25%	1.18%	1.09%
(0.13)%	(0.13)%	Product charges (strategy fees)	(0.12)%	(0.13)%	(0.14)%	(0.15)%	(0.14)%
0.07%	0.07%	Reinsurance embedded derivative impacts	0.05%	0.14%	0.02%	0.02%	0.07%
0.59%	(3.98)%	Change in fair values of embedded derivatives – FIAs	4.68%	(2.74)%	(1.01)%	0.90%	(5.58)%
0.04%	0.07%	Negative VOBA amortization	0.04%	0.03%	0.04%	0.07%	0.07%
—%	(0.05)%	Unit linked change in reserve	—%	—%	—%	—%	(0.08)%
—%	(0.01)%	Other changes in interest sensitive contract liabilities	(0.01)%	0.02%	0.01%	(0.01)%	(0.01)%
1.55%	(3.18)%	Total adjustments to arrive at cost of crediting on deferred annuities	5.71%	(1.74)%	(0.08)%	1.74%	(4.82)%
1.95%	1.88%	Retirement Services cost of crediting on deferred annuities	2.00%	1.98%	1.92%	1.87%	1.87%

$73,567	$56,589	Average account value on deferred annuities	$88,874	$79,673	$66,241	$58,993	$58,033

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to benefits and expenses to arrive at other liability costs

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$5,368	$7,263	GAAP benefits and expenses	$1,301	$1,897	$1,481	$689	$3,385
(3,368)	(2,465)	Premiums	(1,833)	(526)	(731)	(278)	(1,962)
(449)	(340)	Product charges	(128)	(119)	(106)	(96)	(88)
(26)	(37)	Other revenues	(4)	(10)	(6)	(6)	(13)
(496)	(423)	Cost of crediting	(154)	(135)	(109)	(98)	(102)
327	(2,404)	Change in fair value of embedded derivatives - FIA, net of offsets	1,266	(768)	(237)	66	(873)
110	(65)	DAC, DSI and VOBA amortization related to investment gains and losses	36	28	26	20	(14)
16	(16)	Rider reserves	8	1	6	1	(7)
(394)	(435)	Policy and other operating expenses, excluding policy acquisition expenses	(102)	(98)	(97)	(97)	(130)
(1)	—	VIE operating expenses	—	—	(1)	—	—
112	(68)	AmerUs closed block fair value liability	14	8	36	54	(19)
—	(84)	Policyholder dividends	—	—	—	—	(24)
10	(30)	Other	1	1	8	—	(12)
(4,159)	(6,367)	Total adjustments to arrive at other liability costs	(896)	(1,618)	(1,211)	(434)	(3,244)
$1,209	$896	Other liability costs	$405	$279	$270	$255	$141

$1,209	$839	Retirement Services	$405	$279	$270	$255	$177
—	57	Corporate and Other	—	—	—	—	(36)
$1,209	$896	Consolidated other liability costs	$405	$279	$270	$255	$141

Summary of adjustments to policy and other operating expenses to arrive at operating expenses

Year-to-date			2018				2017
2018	2017		Q4	Q3	Q2	Q1	Q4
$625	$672	Policy and other operating expenses	$172	$158	$153	$142	$193
(57)	(16)	Interest expense	(13)	(15)	(16)	(13)	(6)
(232)	(237)	Policy acquisition expenses, net of deferrals	(70)	(60)	(57)	(45)	(63)
(22)	(68)	Integration, restructuring and other non-operating expenses	(4)	(2)	(8)	(8)	(34)
(11)	(33)	Stock compensation expenses	(3)	(3)	(2)	(3)	(3)
(322)	(354)	Total adjustments to arrive at operating expenses	(90)	(80)	(83)	(69)	(106)
$303	$318	Operating expenses	$82	$78	$70	$73	$87

$242	$212	Retirement Services	$65	$63	$56	$58	$55
61	106	Corporate and Other	17	15	14	15	32
$303	$318	Consolidated operating expenses	$82	$78	$70	$73	$87

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to total investments, including related parties to arrive at invested assets

	December 31,
	2018	2017
Total investments, including related parties	$107,632	$84,379
Derivative assets	(1,043)	(2,551)
Cash and cash equivalents (including restricted cash)	3,403	4,993
Accrued investment income	682	652
Payables for collateral on derivatives	(969)	(2,323)
Reinsurance funds withheld and modified coinsurance	223	(579)
VIE and VOE assets, liabilities and noncontrolling interest	718	862
Unrealized (gains) losses	808	(2,794)
Ceded policy loans	(281)	(308)
Net investment receivables (payables)	(139)	(33)
Total adjustments to arrive at invested assets	3,402	(2,081)
Total invested assets	$111,034	$82,298

Summary of adjustments to investment funds, including related parties and VIEs to arrive at alternative investments

	December 31,
	2018	2017
Investment funds, including related parties and VIEs	$3,559	$2,580
CLO equities included in trading securities	125	182
Financial Credit Investment special-purpose vehicle included in trading securities related party	—	287
Investment funds within funds withheld at interest	660	416
Royalties, other assets included in other investments and other assets	71	76
Net assets of the VIE, excluding investment funds	50	288
Unrealized (gains) losses and other adjustments	27	—
Total adjustments to arrive at alternative investments	933	1,249
Alternative investments	$4,492	$3,829

Summary of adjustments to total AFS CLOs to arrive at total invested assets CLOs

	December 31,
	2018	2017
Total AFS CLOs	$5,923	$5,444
CLOs included in funds withheld	2,034	640
AFS CLO unrealized (gain) loss	321	(52)
Net investment receivables (payables)	(5)	(117)
Other adjustments	2	(1)
Total adjustments to arrive at invested assets CLOs	2,352	470
Total invested assets CLOs	$8,275	$5,914

Athene Holding Ltd.
Financial Supplement—December 31, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to total liabilities to arrive at reserve liabilities

	December 31,
	2018	2017
Total liabilities	$117,229	$90,985
Long-term debt	(991)	—
Derivative liabilities	(85)	(134)
Payables for collateral on derivatives	(969)	(2,323)
Funds withheld liability	(721)	(407)
Other liabilities	(888)	(1,227)
Liabilities of consolidated VIEs	(1)	(2)
Reinsurance ceded receivables	(5,534)	(5,332)
Policy loans ceded	(281)	(308)
Other	(27)	—
Total adjustments to arrive at reserve liabilities	(9,497)	(9,733)
Total reserve liabilities	$107,732	$81,252